EXECUTION COPY
AMENDMENT NO. 3 TO THE
POOLING AND SERVICING AGREEMENT

THIS AMENDMENT NO. 3 (this “Amendment”) to the Pooling and Servicing Agreement is made as of April 12, 2019, by and among Navistar Financial Securities Corporation, a Delaware corporation (“NFSC”), Navistar Financial Corporation, a Delaware corporation (“Navistar Financial”), and Navistar Financial Dealer Note Master Owner Trust II, as issuing entity (the “Issuing Entity”).
NFSC, as Depositor, Navistar Financial, as Servicer, and the Issuing Entity are parties to a Pooling and Servicing Agreement, dated as of November 2, 2011, as amended by Amendment No. 1, dated as of February 13, 2013, and Amendment No. 2, dated as of November 13, 2014 (as amended, the “Pooling and Servicing Agreement”). The Depositor, the Servicer and the Issuing Entity have agreed to amend the Pooling and Servicing Agreement in the manner set forth herein. Capitalized terms used herein but not otherwise defined have the meanings set forth in the Pooling and Servicing Agreement.
1.Amendments. The Pooling and Servicing Agreement is hereby amended as follows:

(a)	The last sentence of Section 2.01(b) is hereby deleted in its entirety and replaced with the following:

On each Business Day thereafter, the Servicer shall update its computer files to indicate which Dealer Notes have been sold or otherwise conveyed to the Issuing Entity pursuant to this Agreement and pledged to the Indenture Trustee pursuant to the Indenture and, upon request by the Issuing Entity or the Indenture Trustee, shall promptly deliver to the requesting party a computer file or hard copy list containing a true and complete list of all Dealer Notes so conveyed to the Issuing Entity and pledged to the Indenture Trustee during the requested period.

(b)	The second sentence of Section 11.02(a) is hereby deleted in its entirety and replaced with the following:

Upon request by the Issuing Entity or the Indenture Trustee, the Servicer shall promptly deliver to the requesting party file-stamped copies of, or filing receipts for, any document recorded, registered or filed as provided above.
2.Effectiveness. This Amendment shall become effective upon receipt by Navistar Financial of a signature page signed by each of the signatories hereto.

3.Limitation of Liability of Owner Trustee. It is expressly understood and agreed by the parties hereto that (i) this Amendment is executed and delivered by Deutsche Bank Trust Company Delaware not individually or personally but solely as Owner Trustee, in the exercise of the powers and authority conferred and vested in it, (ii) each of the representations, undertakings and agreements herein made on the part of the Issuing Entity is made and intended not as a personal representation, undertaking or agreement by Deutsche Bank Trust Company Delaware but is made and intended for the purpose of binding only the Issuing Entity, (iii) nothing herein contained will be construed as creating any liability on Deutsche Bank Trust Company Delaware individually or personally, to perform any covenant of the Issuing Entity either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties to this Amendment and by any Person claiming by, through or under them and (iv) under no circumstances will Deutsche Bank Trust Company Delaware be personally liable for the payment of any indebtedness or expenses of the Issuing Entity or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuing Entity under this Amendment or any related documents.

4.Miscellaneous. This Amendment shall be governed by and construed in accordance with the internal laws of the State of New York, without reference to the conflict of law provisions thereof or any other jurisdiction, other than Section 5-1401 and Section 5-1402 of the New York General Obligations Law, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws. The provisions of this Amendment shall be deemed to be incorporated in, and made a part of, the Pooling and Servicing Agreement; and the Pooling and Servicing Agreement, as amended by this Amendment, shall be read, taken and construed as one and the same instrument.

5.Certificateholder. By its execution of this Amendment, NFSC, as the sole certificateholder holding 100% of the Ownership Interest (as defined in the Trust Agreement), acknowledges receipt of the notification required by Section 11.01(d) of the Pooling and Servicing Agreement, waives the prior notice requirement with respect to the Amendment required by Section 4.1 of the Trust Agreement and hereby authorizes and in accordance with Section 6.4 of the Trust Agreement directs the Owner Trustee to execute this Amendment on behalf of the Issuing Entity. The Certificateholder hereby certifies that it is the sole certificateholder of the Issuing Entity.

6.Series 2012-VFN Noteholders. By its execution of this Amendment, each of Bank of America, National Association, New York Life Insurance Company and New York Life and Annuity Corporation, as the Series 2012-VFN Noteholders, acknowledges receipt of the notification required by Section 11.01(d) of the Pooling and Servicing Agreement.

* * * * *

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 3 to the Pooling and Servicing Agreement to be duly executed by their respective officers as of the date first written above.

NAVISTAR FINANCIAL SECURITIES CORPORATION,
as Depositor

By:	/s/ Petrina A. Collins
Name:	Petrina A. Collins
Title:	Vice President and Treasurer

NAVISTAR FINANCIAL CORPORATION,
as Servicer

By:	/s/ Petrina A. Collins
Name:	Petrina A. Collins
Title:	Vice President and Treasurer

NAVISTAR FINANCIAL DEALER NOTE MASTER OWNER TRUST II,
By:	DEUTSCHE BANK TRUST COMPANY DELAWARE, as Owner Trustee and not in its individual capacity

By:	/s/ Katie Leonard
Name:	Katie Leonard
Title:	Associate

By:	/s/ Donna G. Mitchell
Name:	Donna G. Mitchell
Title:	President

The undersigned hereby consent to the
execution of this Amendment No. 3 to the Pooling and Servicing Agreement

BANK OF AMERICA, NATIONAL ASSOCIATION,
as Administrative Agent

By:	/s/ Lauren Burke Kohr
Name:	Lauren Burke Kohr
Title:	Director

BANK OF AMERICA, NATIONAL ASSOCIATION,
as the Committed Purchaser and Managing Agent for
the Bank of America Purchaser Group

By:	/s/ Lauren Burke Kohr
Name:	Lauren Burke Kohr
Title:	Director

NEW YORK LIFE INSURANCE COMPANY,
as a Committed Purchaser and Managing Agent for
the NY Life Purchaser Group

By:	/s/ Scott R. Seewald
Name:	Scott R. Seewald
Title:	Vice President

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
as a Committed Purchaser and Managing Agent for
the NYLIAC Purchaser Group

By: NYL INVESTORS LLC,
its Investment Manager

By:	/s/ Scott R. Seewald
Name:	Scott R. Seewald
Title:	Managing Director